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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                          ____________________________


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 1, 1996



                           THE DETROIT EDISON COMPANY
             (Exact name of registrant as specified in its charter)

Michigan                                      1-2198                     38-0478650
(State or other jurisdiction          (Commission File Number)      (I.R.S. Employer
of incorporation or organization)                                 Identification No.)


2000 2nd Avenue, Detroit, Michigan                                         48226-1279
(Address of principal executive offices)                                   (Zip Code)

                    (313) 235-8000
              (Registrant's telephone number, including area code)


                     None
         (Former name or former address, if changed since last report)
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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         In January 1995, the Board of Directors of The Detroit Edison Company (the "Company") approved the execution of an Agreement and Plan of Exchange (the "Agreement") between the Company and DTE Energy Company (formerly DTE Holdings, Inc.) ("DTE"), pursuant to which DTE, a newly formed corporation would become the parent holding company of the Company. On April 24, 1995, the common stock shareholders of the Company approved the Agreement, as required by applicable law. At 12:01 A.M., Detroit, Michigan time, on January 1, 1996 (the "Effective Time"), pursuant to the Agreement and related Certificate of Share Exchange, the Company became a subsidiary of DTE (the "Exchange"). Pursuant to the Agreement and the Certificate of Share Exchange, as of the Effective Time, the following took place:

         1. Each outstanding share of common stock, $10 par value, of the Company was exchanged for one new share of common stock, without par value, of DTE.

         2. Each outstanding share of DTE common stock held by the Company prior to the Effective Time was cancelled.

         As a result of the foregoing, DTE became the sole common stock shareholder of the Company, the Company became a subsidiary of DTE, and all of the common stock of DTE now outstanding is owned by the former common stock shareholders of the Company.

         As a result of the Exchange, the common stock of the Company is no longer eligible to be listed on the New York Stock Exchange or the Chicago Stock Exchange. Such common stock has been deregistered under the Securities Exchange Act of 1934 (the "Exchange Act"). The common stock of DTE has been registered under the Exchange Act and is listed on the New York and Chicago Stock Exchanges.

         The outstanding debt securities and preferred stock of the Company were not affected by the Exchange. Each series of the Company's preferred stock outstanding immediately prior to the Exchange remains registered pursuant to Section 12(b) of the Exchange Act and the Company will continue to be obligated to file periodic reports under the Exchange Act.

         The Board of Directors of DTE consists of the same individuals who served as directors of the Company immediately prior to the Effective Time.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)     Exhibits

                 2(a)     Agreement and Plan of Exchange.
                 2(b)     Certificate of Share Exchange.
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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                       THE DETROIT EDISON COMPANY



                                       By:/s/ John E. Lobbia
                                          John E. Lobbia
                                          Chairman and Chief Executive Officer


Date:  January 1, 1996
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                                 EXHIBIT INDEX


                                                                       Page  No.
           Exhibit Number            Document Description              ---------
           2(a)                      Agreement and Plan of Exchange
           2(b)                      Certificate of Share Exchange